Lease Agreement                                          The Document Company
                                                               XEROX

Customer's Legal Name:             Vista Vacations International

Street Address:                    5653 NW 29th St.

City/State/Zip Code:               Margate, FL 33063

Tax ID#650877427

Negotiated Contract                #0709364

County Installed in:               Broward

Customer requested install date:   3/15/99

Product:
(serial number)                    5760DADF

Minimum Monthly Lease Payment      $252.60

Print Charge (Meter #1)            $.16

Print Charge (Meter #2)            $.04

Customer Name:             Teri Nadler               Phone: 954-975-0898
Title:            Owner/Pres.                        Date: 3/16/99

Agreement presented by:
Name:  Linda Cope                   phone: 305-655-9960



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